Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories
14. Inventories

(CAD$ in millions)	December 31, 2023	December 31, 2022
Supplies	$1,318	$1,045
Raw materials	277	278
Work in process	1,046	857
Finished products	655	718
	3,296	2,898
Less non-current portion (Note 15)	(350)	(213)
	$2,946	$2,685

Cost of sales of $9.9 billion (2022 – $8.7 billion) includes $8.9 billion (2022 – $7.7 billion) of production costs that were recognized as part of inventories and subsequently expensed when sold during the year.

Total inventories held at net realizable value amounted to $49 million at December 31, 2023 (2022 – $40 million). Total inventory write-downs in 2023 were $26 million (2022 – $50 million) and were included as part of cost of sales.

Non-current inventories consist of ore stockpiles and other in-process materials that are not expected to be sold within one year.